Exhibit 10.1
FIRST AMENDMENT
TO THE MOTOROLA ELECTED OFFICERS SUPPLEMENTARY RETIREMENT PLAN
(As Amended Through May 8, 2007)
EOSRP Freeze as of March 1, 2009
     WHEREAS, Motorola, Inc. (the “Company”) maintains the Motorola Elected Officers Supplementary Retirement Plan (the “EOSRP”) for the benefit of certain officers of Motorola, Inc. to provide income replacement following their retirement of up to seventy (70%) of their salary (as provided for under the EOSRP) as of June 30, 2005;
     WHEREAS, Section 17 of the EOSRP provides that the Board of Directors of Motorola, Inc. (the “Board”) may amend the EOSRP from time to time; and
     WHEREAS, the Board deems it appropriate to freeze the EOSRP, including the freeze of compensation and all future benefit accruals effective as of March 1, 2009.
     NOW THEREFORE, the EOSRP is hereby amended, effective as of March 1, 2009 (unless otherwise specified below), in the following particulars:
     1. By adding immediately preceding Section 1 of the EOSRP, the following new Section 1A as a part thereof:
“SECTION 1A
FREEZE OF THE PLAN EFFECTIVE MARCH 1, 2009
     1A.1 Plan Freeze. Notwithstanding any other provision of this document to the contrary, the Plan is frozen effective as of March 1, 2009, and
     (a) no Participant shall accrue any benefit or additional benefit on and after March 1, 2009; and
     (b) no compensation increases earned by a Participant on and after March 1, 2009 shall be used to compute any accrued benefit due and owing to any Participant on and after March 1, 2009;
     (c) no Motorola Incentive Plan payments made to a Participant on and after March 1, 2009 shall be used to compute any accrued benefit due and owning to any Participant on and after March 1, 2009; and
     (d) no service performed on and after March 1, 2009, shall be considered service for any purpose other than vesting under the Plan;
provided, however, that such Participants shall continue to earn vesting credit after March 1, 2009 towards his or her accrued benefit under the Plan, to the extent otherwise provided in the Plan.”
     2. By adding the following new paragraph (d) immediately following paragraph (c) of Section 1.15 of the EOSRP as a part thereof:

“(d) Notwithstanding any other provision of the Plan to the contrary, no Hours of Service performed by a Participant on and after March 1, 2009 shall count towards service for any purpose other than vesting under the Plan.”
     3. By adding the following new sentence immediately at the end of Section 1.29 of the EOSRP as a part thereof:
“Notwithstanding any other provision of the Plan to the contrary, no compensation earned on and after March 1, 2009 shall be considered Salary for any purpose under the Plan.”
     4. By adding the following new paragraph immediately at the end of Section 4 of the Plan as a part thereof:
“Notwithstanding any other provision of the Plan to the contrary, service performed on and after March 1, 2009 shall continue to be considered service for vesting purposes under the Plan.”
     IN WITNESS WHEREOF, the following officer has been designated the authority to execute this First Amendment and hereby affixes his signature as of this 15th day of December 2008.

MOTOROLA, INC.
/s/ Greg A. Lee
Greg A. Lee
Senior Vice President, Human Resources

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